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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 27, 2009

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                               WE SELL FOR U CORP.
             (Exact name of registrant as specified in its charter)
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         Florida                   333-148855              26-1568357
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)


        580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
               (Address of principal executive offices) (Zip Code)

                                 61-3-8532-2800
              (Registrant's telephone number, including area code)

                      700 Shadow Bay Way, Osprey, FL 34229
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01         Changes in Registrant's Certifying Accountant

(a)      Previous Independent Accountants

         On January 27, 2009, We Sell For U Corp. (the Company) dismissed Moore & Associates Chartered (Moore) as the Company's independent registered public accounting firm. The decision to change accountants was approved by the Board of Directors of the Company.

         The former accountant's report on our financial statements does not contain any adverse opinions or disclaimers of opinions and is not qualified or modified as to any uncertainty except that the report of Moore, for the period of Inception on November 12, 2007 to December 31, 2007 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

         During the period from Inception on November 12, 2007 to December 31, 2007 and subsequent interim periods prior to the change in auditors there were no (1) disagreements with Moore on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements such period or (2) reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Moore with a copy of the disclosure contained in this Form 8-K and requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore's letter, dated January 29, 2009, is filed as Exhibit 99.1 to this Form 8-K.

(b)      New Independent Accountants

         Effective as of January 29, 2009, the Company engaged PKF, Certified Public Accountants, a Professional Corporation (PKF) as the Company's new independent registered public accounting firm to audit the Company's financial statements. The decision to change accountants was approved by the Board of Directors of the Company as of January 27, 2009.

         During the period of Inception on November 12, 2007 to December 31, 2007 and the subsequent interim period preceding such engagement, the Company has not consulted PKF regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (b) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

         We have provided a copy of the disclosures in this report to PKF and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. PKF has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01       Financial Statements and Exhibits

       (d)      Exhibits

                 99.1    Letter from Moore dated January 29, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WE SELL FOR U CORP.



                                      By:      /s/ Peter Lee
                                         --------------------------------
                                      Name: Peter Lee
                                      Title:   CFO & Secretary

Date:  January 29, 2009

                                INDEX TO EXHIBITS

99.1:               Letter from Moore dated January 29, 2009